UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 02, 2005
                                                 ------------------



                            UNIVERSITY BANCORP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     0-16023                  38-2929531
----------------------------       ------------          -------------------
(State or other jurisdiction       (Commission           (I.R.S. Employer
  of incorporation)                File Number)          Identification No.)


959 Maiden Lane, Ann Arbor, Michigan                    48105
------------------------------------                 ---------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (734) 741-5858
                                                   --------------

Item 1.01 Entry into a Material Definitive Agreement

The Company executed a seventh amendment to an agreement dated September 14, 2002.

                           Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  September 07, 2005                   University Bancorp, Inc.

                                            /s/ Stephen Lange Ranzini
                                            --------------------------------
                                            Stephen Lange Ranzini